                                                                    EXHIBIT 10.4

AMENDED AND RESTATED
                               1994 STOCK PLAN OF

                               IROBOT CORPORATION

SECTION 1. ESTABLISHMENT AND PURPOSE.

      The purpose of this Plan is to amend and restate in its entirety the 1994 Stock Option Plan of the Company. The Plan is designed to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Common Stock. The Plan provides both for the. direct award or sale of Shares and for the grant of Options to purchase Shares Options granted under the Plan may include Nonstatutory options as well as ISOs intended to qualify under section 422 of the Code.

SECTION 2. DEFINITIONS.

      (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

      (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

      (c) "Committee" shall mean a committee of the Board of Directors, as described in Section 3(a).

      (d) "Company" shall mean iRobot Corporation, a Delaware corporation.

      (e) "Employee" shall mean (i) any employee of the Company or of a Subsidiary as determined in accordance with the provisions of Treasury Regulation Section 1 421-7(h) under the Code or any successor regulations thereto, (ii) a member of the Board of Directors, (iii) an independent contractor who performs services for the Company or a Subsidiary, and (iv) any individual who is employed by any partnership in which the Company has a substantial partnership interest Service as a member of the Board of Directors or as an independent contractor shall be considered employment for all purposes of the Plan except the second sentence of Section 4(a).

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      (f) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

      (g) "Fair Market Value" shall mean the fair market value of a Share, as determined by the Committee in good faith Such determination shall be conclusive and binding on all persons.

      (h) "ISO" shall mean an employee incentive stock option described in section 422(b) of the Code.

      (i) "Nonstatutory Option" shall mean an employee stock option not described in section 422(b) or section 423(b) of the Code.

      (j) "Offeree" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

      (k) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

      (l) "Optionee" shall mean an individual who holds an Option.

      (m) "Plan" shall mean this Amended and Restated 1994 Stock Plan of iRobot Corporation.

      (n) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

      (o) "Service" shall mean service as an Employee.

      (p) "Share" shall mean one share of Stock, as adjusted in accordance with
Section 9 (if applicable).

      (q) "Stock" shall mean the Common Stock of the Company.

      (r) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his Option.

      (s) "Stock Purchase Agreement" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

      (t) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

      (u) "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than six months.

SECTION 3. ADMINISTRATION.

      (a) Committee Membership. The Plan shall be administered by the Committee, which shall consist of three members of the Board of Directors The members of the Committee shall be appointed by the Board of Directors If no Committee has been appointed, the entire Board of Directors shall constitute the Committee.

      (b) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

      (c) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions.

            (i) To interpret the Plan and to apply its provisions,

            (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan,

            (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan,

            (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan,

            (v)   To select the Offerees and Optionees,

            (vi) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option,

            (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale,

            (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option,

            (ix) To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Offeree or Optionee who entered into such agreement, and

            (x) To take any other actions deemed necessary or advisable for the administration of the Plan.

All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option or any right to acquire Shares under the Plan.

      (d) Financial Reports. Not less often than annually, the Company shall furnish to Optionees and Offerees reports of its financial condition, unless such Optionees and Offerees have access to equivalent information through their employment. Such reports need not be audited.

SECTION 4. ELIGIBILITY.

      (a) General Rule. Only Employees shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only individuals who are employees of the Company or of a Subsidiary as determined in accordance with the provisions of Treasury Regulation Section 1.421-7(h) under the Code or any successor regulations thereto shall be eligible for the grant of ISOs.

      (b) Ten-Percent Shareholders. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Optionee of an ISO unless (i) the Exercise Price is at least 110 percent of the Fair Market Value of a Share on the date of grant, and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

      (c) Attribution Rules. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

      (d) Outstanding Stock. For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.

      (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or shares of Stock reacquired in any manner. The aggregate number of Shares which may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 8,785,465 Shares, subject to adjustment.

pursuant to Section 9. The number of Shares which are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

      (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is cancelled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for issuance under the Plan. In the event that Shares are reacquired by the Company pursuant to a forfeiture provision, a right of repurchase, a right of first refusal or a transaction under Section 8(b), such Shares shall again be available for the issuance under the Plan, provided that Shares that were acquired pursuant to the exercise of an Option which are subsequently reacquired by the Company shall not be available for issuance pursuant to the exercise of another Option (except as specifically provided in Section 5(a)) and provided further that, the cumulative number of such Shares that are available for reissuance under the Plan will not exceed 8,785,465 Shares.

      (c) Per-Participant. Limit Subject to adjustment under Section 9, no Employee may receive rights to acquire Shares under the Plan (whether by way of Option or otherwise) during any one fiscal year that exceeds 5,725,000 Shares.

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.

      (a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

      (b) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to him by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

      (c) Purchase Price. The Purchase Price of Shares to be offered under the Plan shall be determined by the Committee, in its sole and absolute discretion, and may be less than, equal to, or greater than the Fair Market Value of such Shares but in no event shall be less than the par value of such Shares. The Purchase Price shall be payable in a form described in Section 8.

      (d) Withholding Taxes. As a condition to the award or purchase of Shares,the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such award or purchase.

      (e) Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture, conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares. Any service-based vesting conditions shall not be less rapid than the schedule set forth in Section 7(e).

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

      (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

 (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option. In no event shall the aggregate Fair Market Value of Stock (determined at the time an ISO is granted) for which ISOs granted to any Employee are exercisable for the first time by such Employee during any calendar year (under all stock option plans of the Company and any Subsidiary) exceed One Hundred Thousand Dollars ($100,000), provided, however, that this limitation shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as incentive stock options within the meaning of Section 422 of the Code. Any Option which would, but for its failure to satisfy the foregoing restriction, qualify as an ISO shall nevertheless be a valid Option, but to the extent of such failure it shall be deemed to be a Nonstatutory Option.

      (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). The Exercise Price of a Nonstatutory option shall be determined by the Committee, in its sole and absolute discretion, and may be less than, equal to, or greater than the Fair Market Value of a Share on the date of grant. The Exercise Price shall be payable in a form described in
Section 8.

      (d) Withholding Taxes. As a condition to the exercise of a Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

      (e) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. An Option shall become exercisable at least as rapidly as set forth in the following schedule:

Anniversary of            Minimum Percentage
Date of Grant                Exercisable
--------------            ------------------
    First                         20%

    Second                        40%

    Third                         60%

    Fourth                        80%

    Fifth                        100%

Subject to the preceding sentence, the vesting of any Option shall be determined by the Committee at its sole discretion. The Stock Option Agreement shall also specify the term of the Option. The term shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

      (f) Nontransferability. During an Optionee's lifetime, his Option(s) shall be exercisable only by him and shall not be transferable. In the event of an Optionee's death, his Option(s) shall not be transferable other than by will or by the laws of descent and distribution.

      (g) Termination of Service (Except by Death). If an Optionee's Service terminates for any reason other than his death, then his Option(s) shall expire on the earliest of the following occasions:

            (i) The expiration date determined pursuant to Subsection(e) above,

            (ii) The date 60 days after the termination of his Service for any reason other than Total and Permanent Disability, or

            (iii) The date six months after the termination of his Service by reason of Total and Permanent Disability.

The Optionee may exercise all or part of his Option(s) at any time before the expiration of such Option(s) under the preceding sentence, but only to the extent that such Option(s) had become exercisable before his Service terminated or became exercisable as a result of the termination. The balance of such Option(s) shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of his Service but before the expiration of his Option(s), all or part of such Option(s) may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from him by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before his Service terminated or became exercisable as a result of the termination.

      (h) Leaves of Absence. For purposes of Subsection (g) above, Service shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Committee). The fore going notwithstanding, in the case of an ISO granted under the Plan, Service shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

      (i) Death of Optionee. If an Optionee dies while he is in Service, then his Option(s) shall expire on the earlier of the following dates:

            (i) The expiration date determined pursuant to Subsection (e) above, or

            (ii)  The date six months after his death.

All or part of the Optionee's Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by the executors or administrators of his estate or by any person who has acquired Such Option(s) directly from him by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before his death or became exercisable as a result of his death. The balance of such Option(s) shall lapse when the Optionee dies.

      (j) No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 9.

      (k) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair his rights or increase his obligations under such Option.

      (1) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares. Any service-based vesting conditions shall not be less rapid than the schedule set forth in Subsection (e) above.

SECTION 8. PAYMENT FOR SHARES

      (a) General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or check payable to the order of the Company at the time when such Shares are purchased, except as provided in Subsections (b), (c), (d) and (e) below.

      (b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or his representative for more than 12 months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

      (c) Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c) and applicable law.

      (d) Full Recourse Note. At the discretion of the Committee, a portion of the Purchase Price or Exercise Price of Shares issued under the Plan may be payable by the issuance and delivery to the Company or a Subsidiary by the Optionee or Offeree of a personal full recourse note of the Optionee or Offeree bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate as determined in accordance with Section 1274(d) of the Code, provided such note is secured by the Shares so purchased, provided further that the Optionee or Offeree deliver to the Company cash or a check payable to the order of the Company in an amount equal to the aggregate par value of the Shares to be issued.

      (e) Cashless Exercise. Only if the Stock is then publicly traded and only in the case of the exercise of an Option, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the Exercise Price of an Option, or delivery by the Optionee to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check payable to the order of the Company sufficient to pay the Exercise Price of an Option.

SECTION 9. ADJUSTMENT OF SHARES.

      (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization or a similar occurrence, the

Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5, (ii) the number of Shares covered by each outstanding Option, or (iii) the Exercise Price under each outstanding Option.

      (b) Mergers and Other Reorganizations. In the event that the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise, all outstanding Options shall be subject to the agreement governing such transaction. Such agreement shall provide (i) for the assumption of outstanding Options by the surviving corporation or its parent or for its continuation by the Company (if the Company is a surviving corporation), without the Optionees' consent, (ii) for the acceleration of the exercisability of outstanding Options followed by their cancellation if not exercised, without the Optionees' consent (and any such cancellation shall not occur earlier than 30 days after such acceleration is effective and the Optionees have been notified of such acceleration), (iii) for a limited period of exercise of outstanding Options to the extent then exercisable, without the Optionees' consent, upon notice to the Optionees, followed by its cancellation if not exercised (and any such cancellation shall not occur earlier than 30 days after such limited period of exercise is effective and the Optionees have been notified of such), or (iv) for the termination of outstanding Options in exchange for a cash payment equal to the difference between the Fair Market Value of one Share (if greater than the Exercise Price) and the Exercise Price multiplied by the number of Shares issuable upon exercise of such outstanding Options, but only with the Optionees' consent.

      (c) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options granted hereunder shall terminate immediately prior to the consummation of such action or at such other time and subject to such other conditions as shall be determined by the Committee.

      (d) Reservation of Rights. Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of the Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets. Any shares of the capital stock of the Company issued or issuable pursuant to the foregoing adjustments shall be subject to the same restrictions imposed on the Options granted under the Plan and the Shares issued or issuable upon exercise of such Options.

      (e) Fractional Shares. No fractional shares shall be issued under the Plan and the Optionees shall receive from the Company cash in lieu of such fractional shares.

SECTION 10. LEGAL REQUIREMENTS.

      (a) Securities Laws. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be, listed.

      (b) S Corporation Status. In the event that the Company is an S corporation," as defined in section 1361 (a) of the Code, Shares shall not be issued under the Plan if the issuance or delivery of such Shares would cause the Company to lose its status as an "S corporation".

SECTION 11. NO EMPLOYMENT RIGHTS.

      No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION 12. DURATION AND AMENDMENTS, GOVERNING LAW, CONFIDENTIALITY.

      (a) Term of the Plan. The Plan, as set forth herein, shall become effective on November 16, 1994 subject to the approval of the Company's shareholders In the event that the shareholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any Option grants or Stock awards already made shall be null and void, and no additional Option grants or Stock awards shall be made after such date. The Plan shall terminate automatically on November 16, 2004 and may be terminated on any earlier date pursuant to Subsection (b) below.

      (b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason, provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 9), or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company's shareholders Shareholder approval shall not be required for any other amendment of the Plan.

      (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

      (d) Governing Law. The Plan and all awards or sales of Shares or grants of Options hereunder shall be governed and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

      (e) Confidentiality. Notwithstanding anything to the contrary in this Plan or any Stock Purchase Agreement or Stock Option Agreement entered into under this Plan, nothing shall in any way limit the ability of the Company or any Offeree or Optionee to disclose to any person the tax treatment and tax structure of any right to purchase Shares granted hereunder.

SECTION 13. EXECUTION.

      To record the adoption of the Plan, the Company has caused its authorized officer to execute the same.

                                  IROBOT CORPORATION

                                  By /s/ Colin Angle
                                     --------------------------

                                  Title Chief Executive Officer

                               IROBOT CORPORATION

                          STOCK OPTION GRANT AGREEMENT

      THE OPTION GRANTED PURSUANT TO THIS INCENTIVE STOCK OPTION AGREEMENT (THE "OPTION") AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE OPTION OR THE SHARES UNDER THE SECURITIES ACT, OR AN OPINION OF COUNSEL, WHICH IS SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                      1994 STOCK PLAN OF IROBOT CORPORATION

                        INCENTIVE STOCK OPTION AGREEMENT

      THIS AGREEMENT, entered into as of _______________________, 200__, is between IROBOT CORPORATION, a Delaware corporation (the "Company"), and ____________________________________________ (the "Optionee").

                              W I T N E S S E T H:

      WHEREAS, the Company's Board of Directors has established the 1994 Stock Plan of IRobot Corporation in order to provide selected directors, officers, employees and consultants of the Company and its Subsidiaries with an opportunity to acquire Common Stock of the Company; and

      WHEREAS, the Committee has determined that it would be in the best interests of the Company and its shareholders to grant the Incentive Stock Option described in this Agreement to the Optionee as an inducement to enter into or remain in the service of the Company and as an incentive for extraordinary efforts during such service;

      NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

SECTION 1. GRANT OF OPTION.

      (a) Option. On the terms and conditions stated below, the Company hereby grants to the Optionee the option to purchase _________________________
( ________ ) Shares for the sum of [___________________________] ($[____]) per
share. It is understood and intended that this option shall qualify as an Incentive Stock Option. Accordingly, the Optionee understands that in order to obtain the beneficial tax treatment accorded an Incentive Stock Option, no sale or other disposition may be made of any Shares acquired upon exercise of the option within one (1) year after the day of the transfer of such Shares to the Optionee, nor within two (2) years after the Date of Grant. If the Optionee intends to dispose, or does dispose (whether by sale, exchange, gift, transfer or otherwise), of any such Shares within either of said periods, he or she will notify the Company in writing within ten (10) days after such disposition.

      (b) Stock Plan. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received and read. The provisions of the Plan are incorporated into this Agreement by this reference.

      (c) Grant Condition. The granting of this option shall be subject to receipt by the Company of the Company's current form of Invention and Confidentiality Agreement, executed and delivered by the Optionee.

SECTION 2. NO TRANSFER OR ASSIGNMENT OF OPTION.

      Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, this option and the rights and privileges conferred hereby shall immediately become null and void.

SECTION 3. RIGHT TO EXERCISE.

      (a) Vesting. Subject to the conditions stated herein, the right to exercise this option shall accrue in installments as follows provided the Optionee has continued to be an Employee through any such applicable date:

                                Percentage
                             Shares Exercisable
                             ------------------
Date of Grant                         0%

First Anniversary of
Date of Grant                        20%

Second Anniversary of
Date of Grant                        40%

Third Anniversary of
Date of Grant                        60%

Fourth Anniversary of
Date of Grant                        80%

Fifth Anniversary of
Date of Grant                       100%

      (b) Periods of Nonexercisability. Any other provision of this Agreement notwithstanding, the Company shall have the right to designate one or more periods of time, each of which shall not exceed 18 consecutive months in length, during which this option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting of this option as set forth in Section 3(a) other than to limit the periods during which this option shall be exercisable. The Optionee shall be notified in writing of any such designation by the Company.

      (c) Shareholder Approval. Any other provision of this Agreement notwithstanding, this option shall not be exercisable at any time prior to the approval of the Plan by the holders of a majority of the outstanding stock of the Company.

      (d) Termination Upon Breach of Certain Agreements. Notwithstanding the foregoing, if, in the judgment of the Company, the Optionee, prior to the expiration date of this option, materially violates the non-competition, non-solicitaion, assignment of inventions or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Optionee and the Company, the right to exercise this option shall terminate immediately upon written notice to the Optionee from the Company describing such violation.

SECTION 4. EXERCISE PROCEDURES.

      (a) Notice of Exercise. The Optionee or the Optionee's representative may exercise this option by giving written notice to the Secretary of the Company pursuant to Section 12(d). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised, and the form of payment. The notice shall be signed by the person or persons exercising this option. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option. The Optionee or the Optionee's representative shall deliver to the Secretary of the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

      (b) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this option.

SECTION 5. PAYMENT FOR STOCK

      The entire Purchase Price may be paid in U.S. dollars. Alternatively, all or part of the Purchase Price may be paid by the surrender of Shares in good form for transfer. Such Shares must have been owned for more than 12 months by the Optionee or the Optionee's representative and must have a fair market value (as determined by the Committee) on the date of exercise of this option which, together with any amount paid in cash, is equal to the Purchase Price.

SECTION 6. TERM AND EXPIRATION.

      (a) Basic Term. This option shall in any event expire on the date 10 years after the Date of Grant.

      (b) Termination of Service (Except by Death). If the Optionee's service as an Employee terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

            (i) The expiration date determined pursuant to Subsection (a) above;

            (ii) The date 60 days after the termination of the Optionee's service as an Employee for any reason other than Total and Permanent Disability; or

            (iii) The date six months after the termination of the Optionee's service as an Employee by reason of Total and Permanent Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee's service terminated. The balance of this option shall lapse when the Optionee's service as an Employee terminates. In the event that the Optionee dies after the termination of service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's service terminated.

      (c) Death of Optionee. If the Optionee dies as an Employee, then this option shall expire on the earlier of the following dates:

            (i) The expiration date determined pursuant to Subsection (a) above; or

            (ii) The date six months after the Optionee's death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's death. The balance of this option shall lapse when the Optionee dies.

      (d) Leaves of Absence. For purposes of this Section 6, the Employee relationship shall be deemed to continue during any period when the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee). However, if the Optionee's reemployment rights are not guaranteed by statute or by contract, then the Employee relationship shall not be deemed to continue beyond the 90th day of such period.

SECTION 7. THE COMPANY'S RIGHT OF FIRST REFUSAL

      (a) Right of First Refusal. In the event that the Optionee or a Transferee proposes to sell, pledge or otherwise transfer to any person any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to such Shares. If the Optionee or Transferee desires to transfer Shares acquired under this Agreement, the Optionee or Transferee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed Transferee. The Transfer Notice shall be signed both by the Optionee or Transferee and by the proposed new Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within in 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this Subsection (a) shall be freely assignable, in whole or in part.

      (b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee or Transferee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee or Transferee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice; provided, however, that in the event the Transfer Notice provides that payment for the Shares is to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

      (c) Binding Effect. The Company's Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any Transferee of the Shares.

      (d) Termination of Right of First Refusal. Any other provision of this
Section 7 notwithstanding, in the event that Stock is listed on an established stock exchange or is quoted regularly on the NASDAQ System at the time when the Optionee or Transferee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee or Transferee shall have no obligation to comply with the procedures prescribed by Subsections (a), (b) and (c) above.

SECTION 8. RIGHT OF REPURCHASE.

      (a) Basic Repurchase Right. The Shares acquired under this Agreement shall be Restricted Shares and shall be subject to the right (but not an obligation) of repurchase by the Company. The Company's rights under this Subsection (a) shall be freely assignable, in whole or in part.

      (b) Condition Precedent to Exercise. The Company's right of repurchase shall be exercisable only during the 60-day period next following the later of
(i) the date when the Optionee ceases to be an Employee for any reason, with or without cause, including (without limitation) death or disability, or (ii) the date when the option was exercised by the Optionee, the executors or administrators of the Optionee's estate or any person who has acquired the option directly from the Optionee by bequest or inheritance.

      (c) Repurchase Cost. If the Company exercises its right to repurchase, it shall pay the Optionee an amount equal to (1) the greater of (i) the price per Share paid by the Optionee under Section 1(a) hereof, or (ii) Fair Market Value at the time of repurchase multiplied by (2) the number of Restricted Shares to be repurchased. The Company's right of repurchase shall terminate with respect to Restricted Shares if the Stock is listed on an established stock exchange or quoted regularly on the NASDAQ System.

      (d) Exercise of Repurchase Right. If the Company elects to exercise its right of repurchase with respect to any Restricted Shares, it must exercise its right of repurchase with respect to all Restricted Shares. The Company's right of repurchase shall be exercisable only by written notice delivered to the Optionee prior to the expiration of the 60-day period specified in Subsection
(b) above. The notice shall set forth the date on which the repurchase is to be effected. Such date shall not be more than 30 days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Secretary of the Company. Each certificate shall be properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee the purchase price determined according to Subsection (c) above. Payment shall be made in lawful money of the United States of America. The Company's right of repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Subsection (d).

      (e) Cancellation of Shares. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with the provisions of this Agreement, then after such time the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate (s) therefor have been delivered as required by this Agreement.

      (f) Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of any extraordinary dividend payable in a form other than stock, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) that are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible, shall immediately be subject to the Company's right of repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also, after each such transaction, be made to the price per share to be paid upon the exercise of the right of repurchase in order to reflect any change in the Company's outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.

      (g) Legends. In addition to the legends required by Section 10 (c), all certificates representing Shares purchased under this Agreement shall be endorsed with the following legend:

      "THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS CERTAIN REPURCHASE RIGHTS TO THE COMPANY UPON TERMINATION OF SERVICE WITH THE COMPANY AND CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

SECTION 9. LEGALITY OF INITIAL ISSUANCE.

      No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

      (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

      (b) Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

      (c) Any other applicable provision of state or federal law has been satisfied.

SECTION 10. RESTRICTIONS ON TRANSFER OF SHARES.

      (a) Restrictions. The option granted hereunder is subject to the transfer restrictions set forth in the Plan. The Optionee shall not sell, transfer, assign, encumber, hypothecate or otherwise dispose of any Shares except in accordance with Section 7 and Section 8; provided, however, the Company may impose additional restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law, regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state.

      (b) Investment Representations. The Optionee represents, warrants and covenants that:

            (i) Any Shares purchased upon exercise of this option shall be acquired for the Optionee's account for investment only and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act or any rule or regulation under the Securities Act;

            (ii) The Optionee has had such opportunity as the Optionee has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of the Optionee's investment in the Company;

            (iii) The Optionee is able to bear the economic risk of holding Shares acquired pursuant to the exercise of this option for an indefinite period;

            (iv) The Optionee understands that (A) the Shares acquired pursuant to the exercise of this option will not be registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (B) such Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act may not be available for at least one year and even then will not be available unless a public market then exists for the Stock, adequate information concerning, the Company is then available to the public and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any Stock of the Company and the Company has no obligation or current intention to register any Shares acquired pursuant to the exercise of this option under the Securities Act;

            (v) The Optionee agrees that, if the Company offers for the first time any of its Stock for sale pursuant to a registration statement under the Securities Act, the Optionee will not, without the prior written consent of the Company, publicly offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any Shares purchased upon exercise of this option for a period of ninety (90) days, or such longer period as the Company may reasonably require, after the effective date of such registration statement; and

            (vi) The Optionee's principal residence is at the address set forth below on the signature page and the Optionee shall promptly notify the Company of any change in the Optionee's principal address.

By making payment upon any exercise of this option, in whole or in part, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 10(b).

      (c) Legend. All certificates evidencing Shares acquired under this Agreement in an unregistered transaction shall bear the following restrictive legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

      "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

      (d) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

      (e) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11. SHARES AND ADJUSTMENTS.

      (a) General. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization or a similar occurrence, the Committee shall make appropriate adjustments in one or both of (i) the number of shares covered by this option or
(ii) the Exercise Price.

      (b) Mergers and Other Reorganizations. In the event that the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise, this option shall be subject to the agreement governing such transaction. Such agreement shall provide (i) for the assumption of this option by the surviving corporation or its parent or for its continuation by the Company (if the Company is a surviving corporation), without the Optionee's consent, (ii) for the acceleration of the exercisability of this option followed by its cancellation if not exercised, without the Optionee's consent (and any such cancellation shall not occur earlier than 30 days after such acceleration is effective and the Optionee has been notified of such acceleration), (iii) for a limited period of exercise of this option to the extent then exercisable, without the Optionee's consent, upon notice to the Optionee, followed by its cancellation if not exercised (and any such cancellation shall not occur earlier than 30 days after such limited period of exercise is effective and the Optionee has been notified of such), or (iv) for the termination of this option in exchange for a cash payment equal to the difference between the Fair Market Value of one Share (if greater than the Exercise Price) and the Exercise Price multiplied by the number of Shares issuable upon exercise of this option, but only with the Optionee's consent.

      (c) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the option granted hereunder shall terminate immediately prior to the consummation of such action or at such other time and subject to such other conditions as shall be determined by the Committee.

      (d) Reservation of Rights. Except as provided in this Section 11, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of the Shares subject to this option. The grant of this option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets. Any shares of the capital stock of the Company issued or issuable to the Optionee pursuant to the foregoing adjustments shall be subject to the same restrictions imposed on the option granted hereunder and the Shares issued or issuable upon exercise of such option.

      (e) Fractional Shares. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

SECTION 12. MISCELLANEOUS PROVISIONS.

      (a) Withholding Taxes. In the event that the Company determines that it is required to withhold foreign, federal, state or local tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this option.

      (b) Rights as a Shareholder. Neither the Optionee nor the Optionee's representative shall have any rights as a shareholder with respect to any Shares subject to this Option until such Shares have been issued in the name of the Optionee or the Optionee's representative.

      (c) No Employment Rights. Nothing in this Agreement shall be construed as giving the Optionee the right to be retained as an Employee. The Company reserves the right to terminate the Optionee's service at any time, with or without cause.

      (d) Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail with postage and fees prepaid and addressed to the party entitled to such notice at the address shown below such party's signature on this Agreement, or at such other address as such party may designate by 10 days, advance written notice to the other party to this Agreement.

      (e) Entire Agreement; Severability. This Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Agreement.

      (f) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, as such laws are applied to contracts entered into and performed in such Commonwealth.

      (g) Specific Performance. It is specifically understood and agreed that any breach of the provisions of this Agreement by the Optionee will result in irreparable injury to the Company, that the remedy at law alone will be an inadequate remedy for such breach, and that, in addition to any other remedies which the Company may have, the Company may enforce its rights by actions for specific performance (to the extent permitted by law). The Company may refuse to recognize any unauthorized transferee as one of its stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until the relevant party or parties have complied with all applicable provisions of this Agreement.

SECTION 13. DEFINITIONS.

      (a) "Agreement" shall mean this Incentive Stock Option Agreement.

      (b) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

      (c) "Code" shall mean the Internal Revenue Code or 1986, as amended.

      (d) "Committee" shall mean the committee of the Board described in Section 3 of the Plan or, if none has been appointed, the full Board.

      (e) "Date of Grant" shall mean the date on which the Committee resolved to grant this option, which is also the date as of which this Agreement is entered into.

      (f) "Employee" shall mean any employee of the Company or of a Subsidiary as determined in accordance with the provisions of Treasury Regulation Section 1.421-7(h) under the Code or any successor regulations thereto.

      (g) "Exercise Price" shall mean the amount for which one Share may purchased upon exercise of this option, as specified in Section 1(a).

      (h) "Fair Market Value" shall mean the fair market value of a Share, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

      (i) "Incentive Stock Option" shall mean an employee incentive stock option described in section 422(b) of the Code.

      (j) "Nonstatutory Stock Option" shall mean a stock option not described in section 422(b) or section 423(b) of the Code.

      (k) "Plan" shall mean the 1994 Stock Plan of IRobot Corporation as in effect on the Date of Grant.

      (l) "Purchase Price" shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

      (m) "Restricted Share" shall mean a Share which is subject to the Company's right of repurchase under Section 8.

      (n) "Right of First Refusal" shall mean the Company's right of first refusal described in Section 7.

      (o) "Securities Act" shall mean the Securities Act of 1933, as amended.

      (p) "Share" shall mean one share of Stock, as adjusted in accordance with
Section 11 (if applicable).

      (q) "Stock" shall mean the Common Stock of Company.

      (r) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation.

      (s) "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than six months.

      (t) "Transferee" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

      (u) "Transfer Notice" shall mean the notice of a proposed transfer of Shares described in Section 7.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its officer duly authorized to act on behalf of the Committee, and the Optionee has personally executed this Agreement.

OPTIONEE                                      IROBOT CORPORATION

___________________________________           By: _____________________________
Name:
Optionee's Address:                           Company's Address:
                                              Twin City Office Center
                                              Suite #6
                                              22 McGrath Highway
                                              Somerville, MA 02143

                               IROBOT CORPORATION

                          STOCK OPTION GRANT AGREEMENT

      THE OPTION GRANTED PURSUANT TO THIS NONSTATUTORY STOCK OPTION AGREEMENT (THE "OPTION") AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE OPTION OR THE SHARES UNDER THE SECURITIES ACT, OR AN OPINION OF COUNSEL, WHICH IS SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                      1994 STOCK PLAN OF IROBOT CORPORATION

                       NONSTATUTORY STOCK OPTION AGREEMENT

      THIS AGREEMENT, entered into as of _______________________, 199__, is between IROBOT CORPORATION, a Delaware corporation (the "Company"), and ____________________________________________ (the "Optionee").

                              W I T N E S S E T H:

      WHEREAS, the Company's Board of Directors has established the 1994 Stock Plan of IRobot Corporation in order to provide selected Employees of the Company and its Subsidiaries with an opportunity to acquire Common Stock of the Company; and

      WHEREAS, the Committee has determined that it would be in the best interests of the Company and its shareholders to grant the Nonstatutory Stock Option described in this Agreement to the Optionee as an inducement to enter into or remain in the service of the Company and as an incentive for extraordinary efforts during such service;

      NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

SECTION 1. GRANT OF OPTION.

      (a) Option. On the terms and conditions stated below, the Company hereby grants to the Optionee the option to purchase _________________________
( _________ ) Shares for the sum of [________] ($[___]) per share. This option shall not be treated as an Incentive Stock Option.

      (b) Stock Plan. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received and read. The provisions of the Plan are incorporated into this Agreement by this reference.

      (c) Grant Condition. The granting of this option shall be subject to receipt by the Company of the Company's current form of Invention and Confidentiality Agreement, executed and delivered by the Optionee.

SECTION 2. NO TRANSFER OR ASSIGNMENT OF OPTION.

      Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, this option and the rights and privileges conferred hereby shall immediately become null and void.

SECTION 3. RIGHT TO EXERCISE.

      (a) Vesting. Subject to the conditions stated herein, the right to exercise this option shall accrue in installments as follows provided the Optionee has continued to be an Employee through any such applicable date:

                                               Percentage
                                            Shares Exercisable
                                            ------------------
Date of Grant                                        0%

First Anniversary of
Date of Grant                                       20%


Second Anniversary of
Date of Grant                                       40%


Third Anniversary of
Date of Grant                                       60%

Fourth Anniversary of
Date of Grant                                       80%

Fifth Anniversary of
Date of Grant                                      100%

      (b) Periods of Nonexercisability. Any other provision of this Agreement notwithstanding, the Company shall have the right to designate one or more periods of time, each of which shall not exceed 18 consecutive months in length, during which this option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting of this option as set forth in Section 3(a) other than to limit the periods during which this option shall be exercisable. The Optionee shall be notified in writing of any such designation by the Company.

      (c) Shareholder Approval. Any other provision of this Agreement notwithstanding, this option shall not be exercisable at any time prior to the approval of the Plan by the holders of a majority of the outstanding stock of the Company.

      (d) Termination Upon Breach of Certain Agreements. Notwithstanding the foregoing, if, in the judgment of the Company, the Optionee, prior to the expiration date of this option, materially violates the non-competition, non-solicitation, assignment of inventions or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Optionee and the Company, the right to exercise this option shall terminate immediately upon written notice to the Optionee from the Company describing such violation.

SECTION 4. EXERCISE PROCEDURES.

      (a) Notice of Exercise. The Optionee or the Optionee's representative may exercise this option by giving written notice to the Secretary of the Company pursuant to Section 12(d). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised, and the form of payment. The notice shall be signed by the person or persons exercising this option. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option. The Optionee or the Optionee's representative shall deliver to the Secretary of the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

      (b) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this option.

SECTION 5. PAYMENT FOR STOCK

      The entire Purchase Price may be paid in U.S. dollars. Alternatively, all or part of the Purchase Price may be paid by the surrender of Shares in good form for transfer. Such Shares must have been owned for more than 12 months by the Optionee or the Optionee's representative and must have a fair market value (as determined by the Committee) on the date of exercise of this option which, together with any amount paid in cash, is equal to the Purchase Price.

SECTION 6. TERM AND EXPIRATION.

      (a) Basic Term. This option shall in any event expire on the date 10 years after the Date of Grant.

      (b) Termination of Service (Except by Death). If the Optionee's service as an Employee terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

            (i) The expiration date determined pursuant to Subsection (a) above;

            (ii) The date 60 days after the termination of the Optionee's service as an Employee for any reason other than Total and Permanent Disability; or

            (iii) The date six months after the termination of the Optionee's service as an Employee by reason of Total and Permanent Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee's service terminated. The balance of this option shall lapse when the Optionee's service as an Employee terminates. In the event that the Optionee dies after the termination of service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's service terminated.

      (c) Death of Optionee. If the Optionee dies as an Employee, then this option shall expire on the earlier of the following dates:

            (i) The expiration date determined pursuant to Subsection (a) above; or

            (ii) The date six months after the Optionee's death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's death. The balance of this option shall lapse when the Optionee dies.

      (d) Leaves of Absence. For purposes of this Section 6, the Employee relationship shall be deemed to continue during any period when the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee). However, if the Optionee's reemployment rights are not guaranteed by statute or by contract, then the Employee relationship shall not be deemed to continue beyond the 90th day of such period.

SECTION 7. THE COMPANY'S RIGHT OF FIRST REFUSAL

      (a) Right of First Refusal. In the event that the Optionee or a Transferee proposes to sell, pledge or otherwise transfer to any person any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to such Shares. If the Optionee or Transferee desires to transfer Shares acquired under this Agreement, the Optionee or Transferee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed Transferee. The Transfer Notice shall be signed both by the Optionee or Transferee and by the proposed new Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within in 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this Subsection (a) shall be freely assignable, in whole or in part.

      (b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee or Transferee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee or Transferee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice; provided, however, that in the event the Transfer Notice provides that payment for the Shares is to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

      (c) Binding Effect. The Company's Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any Transferee of the Shares.

      (d) Termination of Right of First Refusal. Any other provision of this
Section 7 notwithstanding, in the event that Stock is listed on an established stock exchange or is quoted regularly on the NASDAQ System at the time when the Optionee or Transferee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee or Transferee shall have no obligation to comply with the procedures prescribed by Subsections (a), (b) and (c) above.

SECTION 8. RIGHT OF REPURCHASE.

      (a) Basic Repurchase Right. The Shares acquired under this Agreement shall be Restricted Shares and shall be subject to the right (but not an obligation) of repurchase by the Company. The Company's rights under this Subsection (a) shall be freely assignable, in whole or in part.

      (b) Condition Precedent to Exercise. The Company's right of repurchase shall be exercisable only during the 60-day period next following the later of
(i) the date when the Optionee ceases to be an Employee for any reason, with or without cause, including (without limitation) death or disability, or (ii) the date when the option was exercised by the Optionee, the executors or administrators of the Optionee's estate or any person who has acquired the option directly from the Optionee by bequest or inheritance.

      (c) Repurchase Cost. If the Company exercises its right to repurchase, it shall pay the Optionee an amount equal to (1) the greater of (i) the price per Share paid by the Optionee under Section 1(a) hereof, or (ii) Fair Market Value at the time of repurchase multiplied by (2) the number of Restricted Shares to be repurchased. The Company's right of repurchase shall terminate with respect to Restricted Shares if the Stock is listed on an established stock exchange or quoted regularly on the NASDAQ System.

      (d) Exercise of Repurchase Right. If the Company elects to exercise its right of repurchase with respect to any Restricted Shares, it must exercise its right of repurchase with respect to all Restricted Shares. The Company's right of repurchase shall be exercisable only by written notice delivered to the Optionee prior to the expiration of the 60-day period specified in Subsection
(b) above. The notice shall set forth the date on which the repurchase is to be effected. Such date shall not be more than 30 days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Secretary of the Company. Each certificate shall be properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee the purchase price determined according to Subsection (c) above. Payment shall be made in lawful money of the United States of America. The Company's right of repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Subsection (d).

      (e) Cancellation of Shares. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with the provisions of this Agreement, then after such time the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate (s) therefor have been delivered as required by this Agreement.

      (f) Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of any extraordinary dividend payable in a form other than stock, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) that are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible, shall immediately be subject to the Company's right of repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also, after each such transaction, be made to the price per share to be paid upon the exercise of the right of repurchase in order to reflect any change in the Company's outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.

      (g) Legends. In addition to the legends required by Section 10 (c), all certificates representing Shares purchased under this Agreement shall be endorsed with the following legend:

      "THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS CERTAIN REPURCHASE RIGHTS TO THE COMPANY UPON TERMINATION OF SERVICE WITH THE COMPANY AND CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

SECTION 9. LEGALITY OF INITIAL ISSUANCE.

      No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

      (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

      (b) Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

      (c) Any other applicable provision of state or federal law has been satisfied.

SECTION 10. RESTRICTIONS ON TRANSFER OF SHARES.

      (a) Restrictions. The option granted hereunder is subject to the transfer restrictions set forth in the Plan. The Optionee shall not sell, transfer, assign, encumber, hypothecate or otherwise dispose of any Shares except in accordance with Section 7 and Section 8; provided, however, the Company may impose additional restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law, regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state.

      (b) Investment Representations. The Optionee represents, warrants and covenants that:

            (i) Any Shares purchased upon exercise of this option shall be acquired for the Optionee's account for investment only and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act or any rule or regulation under the Securities Act;

            (ii) The Optionee has had such opportunity as the Optionee has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of the Optionee's investment in the Company;

            (iii) The Optionee is able to bear the economic risk of holding Shares acquired pursuant to the exercise of this option for an indefinite period;

            (iv) The Optionee understands that (A) the Shares acquired pursuant to the exercise of this option will not be registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (B) such Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act may not be available for at least one year and even then will not be available unless a public market then exists for the Stock, adequate information concerning, the Company is then available to the public and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any Stock of the Company and the Company has no obligation or current intention to register any Shares acquired pursuant to the exercise of this option under the Securities Act;

            (v) The Optionee agrees that, if the Company offers for the first time any of its Stock for sale pursuant to a registration statement under the Securities Act, the Optionee will not, without the prior written consent of the Company, publicly offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any Shares purchased upon exercise of this option for a period of ninety (90) days, or such longer period as the Company may reasonably require, after the effective date of such registration statement; and

            (vi) The Optionee's principal residence is at the address set forth below on the signature page and the Optionee shall promptly notify the Company of any change in the Optionee's principal address.

By making payment upon any exercise of this option, in whole or in part, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 10(b).

      (c) Legend. All certificates evidencing Shares acquired under this Agreement in an unregistered transaction shall bear the following restrictive legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

      "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

      (d) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

      (e) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11. SHARES AND ADJUSTMENTS.

      (a) General. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization or a similar occurrence, the Committee shall make appropriate adjustments in one or both of (i) the number of shares covered by this option or
(ii) the Exercise Price.

      (b) Mergers and Other Reorganizations. In the event that the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise, this option shall be subject to the agreement governing such transaction. Such agreement shall provide (i) for the assumption of this option by the surviving corporation or its parent or for its continuation by the Company (if the Company is a surviving corporation), without the Optionee's consent, (ii) for the acceleration of the exercisability of this option followed by its cancellation if not exercised, without the Optionee's consent (and any such cancellation shall not occur earlier than 30 days after such acceleration is effective and the Optionee has been notified of such acceleration), (iii) for a limited period of exercise of this option to the extent then exercisable, without the Optionee's consent, upon notice to the Optionee, followed by its cancellation if not exercised (and any such cancellation shall not occur earlier than 30 days after such limited period of exercise is effective and the Optionee has been notified of such), or (iv) for the termination of this option in exchange for a cash payment equal to the difference between the Fair Market Value of one Share (if greater than the Exercise Price) and the Exercise Price multiplied by the number of Shares issuable upon exercise of this option, but only with the Optionee's consent.

      (c) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the option granted hereunder shall terminate immediately prior to the consummation of such action or at such other time and subject to such other conditions as shall be determined by the Committee.

      (d) Reservation of Rights. Except as provided in this Section 11, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of the Shares subject to this option. The grant of this option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets. Any shares of the capital stock of the Company issued or issuable to the Optionee pursuant to the foregoing adjustments shall be subject to the same restrictions imposed on the option granted hereunder and the Shares issued or issuable upon exercise of such option.

      (e) Fractional Shares. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

SECTION 12. MISCELLANEOUS PROVISIONS.

      (a) Withholding Taxes. In the event that the Company determines that it is required to withhold foreign, federal, state or local tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this option.

      (b) Rights as a Shareholder. Neither the Optionee nor the Optionee's representative shall have any rights as a shareholder with respect to any Shares subject to this Option until such Shares have been issued in the name of the Optionee or the Optionee's representative.

      (c) No Employment Rights. Nothing in this Agreement shall be construed as giving the Optionee the right to be retained as an Employee. The Company reserves the right to terminate the Optionee's service at any time, with or without cause.

      (d) Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail with postage and fees prepaid and addressed to the party entitled to such notice at the address shown below such party's signature on this Agreement, or at such other address as such party may designate by 10 days, advance written notice to the other party to this Agreement.

      (e) Entire Agreement; Severability. This Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Agreement.

      (f) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, as such laws are applied to contracts entered into and performed in such Commonwealth.

      (g) Specific Performance. It is specifically understood and agreed that any breach of the provisions of this Agreement by the Optionee will result in irreparable injury to the Company, that the remedy at law alone will be an inadequate remedy for such breach, and that, in addition to any other remedies which the Company may have, the Company may enforce its rights by actions for specific performance (to the extent permitted by law). The Company may refuse to recognize any unauthorized transferee as one of its stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until the relevant party or parties have complied with all applicable provisions of this Agreement.

SECTION 13. DEFINITIONS.

      (a) "Agreement" shall mean this Nonstatutory Stock Option Agreement.

      (b) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

      (c) "Code" shall mean the Internal Revenue Code or 1986, as amended.

      (d) "Committee" shall mean the committee of the Board described in Section 3 of the Plan or, if none has been appointed, the full Board.

      (e) "Date of Grant" shall mean the date on which the Committee resolved to grant this option, which is also the date as of which this Agreement is entered into.

      (f) "Employee" shall mean (i) any employee of the Company or of a Subsidiary as determined in accordance with the provisions of Treasury Regulation Section 1.421-7(h) under the Code or any successor regulations thereto, (ii) a member of the Board of Directors, (iii) an independent contractor who performs services for the Company or a Subsidiary, and (iv) any individual who is employed by any partnership in which the Company has a substantial partnership interest.

      (g) "Exercise Price" shall mean the amount for which one Share may purchased upon exercise of this option, as specified in Section 1(a).

      (h) "Fair Market Value" shall mean the fair market value of a Share, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

      (i) "Incentive Stock Option" shall mean an employee incentive stock option described in section 422(b) of the Code.

      (j) "Nonstatutory Stock Option" shall mean a stock option not described in section 422(b) or section 423(b) of the Code.

      (k) "Plan" shall mean the 1994 Stock Plan of IRobot Corporation as in effect on the Date of Grant.

      (1) "Purchase Price" shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

      (m) "Restricted Share" shall mean a Share which is subject to the Company's right of repurchase under Section 8.

      (n) "Right of First Refusal" shall mean the Company's right of first refusal described in Section 7.

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

      (o) "Securities Act" shall mean the Securities Act of 1933, as amended.

      (p) "Share" shall mean one share of Stock, as adjusted in accordance with
Section 11 (if applicable).

      (q) "Stock" shall mean the Common Stock of Company.

      (r) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation.

      (s) "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than six months.

      (t) "Transferee" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

      (u) "Transfer Notice" shall mean the notice of a proposed transfer of Shares described in Section 7.

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

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its officer duly authorized to act on behalf of the Committee, and the Optionee has personally executed this Agreement.

OPTIONEE                                         IROBOT CORPORATION

________________________                         By:____________________________
Name:
Optionee's Address:                              Company's Address:

                                                 Twin City Office Center
                                                 Suite #6
                                                 22 McGrath Highway
                                                 Somerville, MA 02143

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